                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
BearCom Group, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                             KPMG Peat Marwick LLP


Dallas, Texas


June 23, 1998